UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2023

iCAD, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement

The disclosure set forth under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2023, Eric Lonnqvist, age 48, was appointed Chief Financial Officer of iCAD, Inc. (the "Company"), effective immediately.

In connection with this appointment, Mr. Lonnqvist and the Company entered into an Employment Agreement providing for (i) an annual base salary of $250,000; (ii) eligibility to participate in the Company's annual discretionary bonus plan for executives, with the potential to earn a cash and/or equity-based bonus equal to up to twenty five (25%) percent of Mr. Lonnqvist's base salary; (iii) eligibility to participate in the Company’s benefit plans; (iv) reimbursement for reasonable out-of-pocket expenses; and (v) options to acquire 100,000 shares of common stock, subject to a 3-year vesting schedule and a 10-year expiration period. The Employment Agreement subjects Mr. Lonnqvist to standard restrictive covenants for agreements of its type, including non-competition and non-solicitation.

Mr. Lonnqvist has served as Vice President, Financial Planning and Analysis since February 2021. Mr. Lonnqvist served from July 2017 to January 2021 as Director of Financial Planning and Analysis at NetBrain Technologies. Prior to that role, he served as Director of Revenue Analytics at TripAdvisor and had varying roles of increasing responsibility at software companies including Interactive Data Corporation, Art Technology Group(acquired by Oracle), and Workscape (acquired by ADP).

There are no arrangements or understandings between Mr. Lonnqvist and any other persons pursuant to which he was selected as Chief Financial Officer. There are no family relationships between Mr. Lonnqvist and the directors, nor between Mr. Lonnqvist and any executive officer, of the Company.

Item 7.01.	Regulation FD Disclosure.

On April 17, 2023, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing the CFO appointment. The information set forth in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1 is being furnished pursuant to Item 9.01, is not to be considered filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

10.1	Employment Agreement between iCAD, Inc. and Eric Lonnqvist, dated April 13, 2023

99.1	Press release dated April 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Dana Brown
Dana Brown President and Chief Executive Officer

Date: April 17, 2023